23 June 2011

The Board of Directors,
**China- Biotics, Inc.**
No.26 Orient Global Headquarter,
Lane118,Yonghe Road,
Zhabei District, Shanghai 200072

Dear Sirs,

**RE : China- Biotics, Inc (the "Company")**
**Resignation of Independent Non-Executive Director**

I hereby tender my resignation as the Independent Non-Executive Director of the Company with effect from 23 June 2011.

Yours faithfully,

Yick Wing Fat, Simon (易永發)

I confirm that a copy of the above notice of resignation of independent non-executive director has been emailed to Mr. Song Jinan (宋錦安) and also to Mr. Eric Simonson of K&L Gates LLP on 23 June 2011.

Yick Wing Fat, Simon (易永發)
Date: 23 June 2011

23 June 2011

The Board of Directors,
**China- Biotics, Inc.**
No.26 Orient Global Headquarter,
Lane118,Yonghe Road,
Zhabei District, Shanghai 200072

Dear Sirs,

**RE : China- Biotics, Inc (the "Company")**
**Resignation of the Chairman of the Audit Committee and Special Committee and member of the Compensation Committee**

Further to my resignation of the Independent Non-Executive Director of the Company today, I hereby also tender my resignation as the Chairman of both the Audit Committee and Special Committee of the Company, and member of the Compensation Committee of the Company with effect from 23 June 2011.

Yours faithfully,

Yick Wing Fat, Simon (易永發)

I confirm that a copy of the above notice of resignation has been emailed to Mr. Song Jinan (宋錦安) and also to Mr. Eric Simonson of K&L Gates LLP on 23 June 2011.

Yick Wing Fat, Simon (易永發)
Date: 23 June 2011

23 June 2011

The Board of Directors,
**China-Biotics, Inc.**
No.26 Orient Global Headquarter,
Lane118, Yonghe Road,
Zhabei District, Shanghai 200072

Dear Sirs,

**RE : China-Biotics, Inc. (the "Company")**
**Resignation of Independent Non-Executive Director**

Having considered the events leading to the resignation of the Company's auditors and the issues the Company has to resolve in order to comply with the annual report filing requirements, I have decided to tender my resignation as the Independent Non-executive Director of the Company effective on 23 June 2011.

Yours faithfully,

Yick Wing Fat/Simon (易永發)